SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2003

BIOSITE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-21873	33-0288606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11030 Roselle Street, San Diego, California 92121

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code:  (858) 455-4808

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

                (c)           Exhibits.

Exhibit 99.1            Press release of Biosite Incorporated dated September 23, 2003

ITEM 9                                                        REGULATION FD DISCLOSURE

On September 23, 2003, Biosite Incorporated issued a press release revising its financial guidance for the third quarter and 2003 fiscal year.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report and attached Exhibit are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report and attached Exhibit shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2003

BIOSITE INCORPORATED

By
Christopher J. Twomey
Vice President, Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
Exhibit 99.1	Press release of Biosite Incorporated dated September 23, 2003